UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019

Atreca, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38935	27-3723255
(State or Other Jurisdiction		(IRS Employer
of Incorporation)	(Commission File Number)	Identification No.)

500 Saginaw Drive
Redwood City, California	94063
(Address of Principal Executive Offices)	(Zip Code)

(650) 595-2595

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03              Material Modification to Rights of Security Holders

On June 24, 2019, Atreca, Inc. (the “Company”), in connection with the closing of the Company’s initial public offering of shares of its common stock (the “IPO”), adopted a revised form of stock certificate to evidence ownership of shares of the Company’s Class A common stock, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference, and adopted a revised form of stock certificate to evidence ownership of shares of the Company’s Class B common stock, a copy of which is filed herewith as Exhibit 4.2 and is incorporated herein by reference.

Item 5.03              Amendments to Articles of Incorporation or Bylaws

Amendment and Restatement of Certificate of Incorporation

On June 24, 2019, the Company filed an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the IPO. The Company’s board of directors and stockholders previously approved the Restated Certificate to be effective upon the closing of the IPO.  The Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of June 24, 2019, the Company adopted Amended and Restated Bylaws (the “Restated Bylaws”) in connection with the closing of the IPO.  The Company’s board of directors and stockholders previously approved the Restated Bylaws to be effective upon the closing of the IPO. The Restated Bylaws are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Please see the description of the Restated Certificate and the Restated Bylaws in the section titled “Description of Capital Stock” in the final prospectus the Company filed with the U.S. Securities and Exchange Commission on June 20, 2019 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-231770).

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Atreca, Inc.

3.2	Amended and Restated Bylaws of Atreca, Inc.

4.1	Form of Class A Common Stock Certificate of Atreca, Inc.

4.2	Form of Class B Common Stock Certificate of Atreca, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atreca, Inc.

Dated: June 24, 2019	By:	/s/ John A. Orwin
John A. Orwin
President and Chief Executive Officer

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